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EXHIBIT 99.2

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

        I, Mitchell E. Hersh, Chief Executive Officer of Mack-Cali Realty Corporation, the general partner of Mack-Cali Realty, L.P. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the year ended December 31, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

          (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ MITCHELL E. HERSH Mitchell E. Hersh Chief Executive Officer of Mack-Cali Realty Corporation, the general partner of Mack-Cali Realty, L.P.

March 6, 2003

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  EXHIBIT 99.2
Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)